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                                                                  Exhibit 21.1
                           Subsidiaries of the Company

Wholly-Owned Corporate Subsidiaries of the Company:
        BPAC Texas, Inc. (Delaware) (Unconsolidated)
        BPP/Arrowhead, Inc. (Delaware) (Consolidated)
        BPP/Crenshaw-Imperial, Inc. (Delaware) (Consolidated)
        BPP/Golden State Acquisitions, Inc. (Delaware) (Consolidated) BPP/Mountaingate, Inc. (Delaware) (Consolidated)
        BPP/Northwest Acquisitions, Inc. (Delaware) (Consolidated) BPP/Puente Hills, Inc. (Delaware) (Consolidated)
        BPP/Riley, Inc. (California) (Consolidated)
        BPP/Simi Valley, Inc. (Delaware) (Consolidated)
        BPP/Valley Central, Inc. (Delaware) (Consolidated)
        Burnham Pacific L.P., Inc. (Delaware) (Consolidated)

Corporations in which the Company holds an interest:
        BPP Services, Inc.

Partnerships in which the Company holds interests:
        BPAC Texas, L.P. (Delaware) (Unconsolidated)
        BPP/Arrowhead, L.P. (Delaware) (Consolidated)
        BPP/Cameron Park, L.P. (California) (Consolidated)
        BPP/Crenshaw-Imperial, L.P. (Delaware) (Consolidated)
        BPP/East Palo Alto, L.P. (California) (Consolidated)
        BPP/Hilltop, L.P. (California) (Consolidated)
        BPP/Marin, L.P. (California) (Consolidated)
        BPP/Mission Viejo, L.P. (California) (Consolidated)
        BPP/Pleasant Hill, L.P. (California) (Consolidated)
        BPP/Richmond, L.P. (California) (Consolidated)
        BPP/Riley, L.P. (California) (Consolidated)
        BPP/Simi Valley, L.P. (Delaware) (Consolidated)
        BPP/Valley Central, L.P. (California) (Consolidated)
        BPP/Van Ness, L.P. (California) (Consolidated)
        Burnham Pacific Operating Partnership, L.P. (Delaware) (Consolidated) BPP/Van Ness Operating Company, L.P. (California) (Consolidated)

Limited Liability Companies in which the Company holds an interest:
        BPAC Texas GP, LLC (Delaware) (Unconsolidated)
        BPP/Golden State Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Northwest Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Puente Hills, L.L.C. (Delaware) (Consolidated)
        BPP Retail, LLC (Delaware) (Unconsolidated)
        Burnham Pacific Employees LLC (Delaware) (Consolidated)
        Ladera Center Associates, LLC (Delaware) (Unconsolidated) Margarita Plaza Associates, LLC (Delaware) (Unconsolidated) Historic Van Ness, LLC (California) (Unconsolidated)
        BPP/Van Ness Operating Company, LLC (California) (Unconsolidated)